UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21760

Name of Fund: BlackRock Multi Strategy Hedge Advantage

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Multi Strategy Hedge Advantage, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 03/31/07

Date of reporting period: 04/01/06 - 09/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Multi-Strategy                                               BLACKROCK
Hedge Advantage

SEMI-ANNUAL REPORT | SEPTEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Multi-Strategy Hedge Advantage

Portfolio Information as of September 30, 2006

                                                                Percent of Total
Ten Largest Holdings                                                 Investments
--------------------------------------------------------------------------------
HBK Offshore Fund Ltd. .................................................    5.6%
Bridgewater Pure Alpha Fund Ltd. .......................................    5.5
Martin Currie Absolute Return Funds Ltd. ...............................    4.7
Kinetics Fund Inc. .....................................................    4.5
Trivium Offshore Fund Ltd. .............................................    3.8
Drawbridge Global Macro Fund Ltd. ......................................    3.7
Altairis Offshore Fund Ltd. ............................................    3.6
SR Phoenicia Inc. ......................................................    3.6
Hayground Cove Overseas Partners Ltd. ..................................    3.3
Glenview Capital Partners Ltd. .........................................    3.3
--------------------------------------------------------------------------------

                                                                      Percent of
Investments by Strategy                                               Net Assets
--------------------------------------------------------------------------------
Equity Opportunistic ..................................................    37.9%
Directional ...........................................................    29.7
Event Driven ..........................................................    13.8
Convertible Arbitrage .................................................     5.7
Multi-Strategy ........................................................     5.6
Fixed Income ..........................................................     3.2
Equity Neutral ........................................................     2.5
Other* ................................................................     1.6
--------------------------------------------------------------------------------
*     Includes other assets less liabilities.

Change in Portfolio Management

Effective October 2, 2006, the BlackRock Fund of Funds Team assumed responsibility for managing the Fund's investments. Howard P. Berkowitz, Anson
H. Beard, Christine Jurinich and Edward Rzeszowski are the portfolio managers responsible for investing the Fund's assets. Mr. Berkowitz, a Managing Director of BlackRock, Inc. and a member of the firm's Management Committee, has more than 35 years' experience running private investment funds and funds of hedge funds. Prior to joining BlackRock in 2003, Mr. Berkowitz was the founder and managing partner of HPB Associates, which he formed in 1979 as a traditional equity hedge fund. Mr. Berkowitz co-founded and managed Steinhardt, Fine, Berkowitz & Co., one of the earliest entrants into the hedge fund industry, in 1967. Mr. Beard is a Managing Director of BlackRock. Prior to joining the firm in 2004, he was the founder, managing partner and portfolio manager of Archimedes Capital Partners, LLC, a long/short equity hedge fund. From 1996 to 2000, Mr. Beard was an associate at Tiger Management LLC. Ms. Jurinich is a Managing Director of BlackRock. Prior to joining the firm in 2002, Ms. Jurinich was responsible for investor relations and hedge fund research at Victus Capital LLC. From 2000 to 2001, she was employed with Alpha Investment Management LLC and spent the prior year with Arista Group. Ms. Jurinich began her career in 1993 with Allied Capital Asset Management. Mr. Rzeszowski, a Director with BlackRock, joined the firm in 2006 from Merrill Lynch Investment Managers, L.P., where he had been a Director since 2003.


2      BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006      3

A Discussion With Your Fund's Portfolio Managers

      We continued to seek high total returns through investment in hedge funds and other investment vehicles that pursue alternative investment strategies.

How did the Fund perform during the six-month period?

For the six-month period ended September 30, 2006, the Common Stock of Multi-Strategy Hedge Advantage provided a total net investment return of +0.74% (not including a maximum sales charge of 3%), based on a change in per share net asset value from $1.0486 to $1.0564, and assuming reinvestment of all distributions. For the same period, the Hedge Fund Research Inc. (HFRI) Fund of Funds Composite Index* returned -0.14%, while the broader-market Standard & Poor's (S&P) 500 Index returned +4.14%.

Describe the market environment and how the various alternative investment strategies fared under these conditions.

The onset of the semi-annual period saw a continuation of the benign equity market that investors had embraced since October 2005. However, the market reversed sharply in mid-May. Weaker economic growth indicators, higher-than-expected inflationary data and hawkish comments from several Federal Open Market Committee (FOMC) members all reduced investor appetite for risk. The market subsequently rebounded in mid-July as investors seemingly shrugged off macro concerns and took comfort in better-than-expected earnings reports. In fact, the second quarter of 2006 represented the 14th consecutive quarter that S&P 500 companies collectively reported double-digit earnings growth. While overseas markets experienced significant weakness during the tumultuous stretch from mid-May to mid-July, most foreign stock exchanges finished higher during the period, with the TOPIX a notable exception. Implied equity volatility, which briefly spiked when investors sought protection from further declines in May and June, retreated toward multi-year lows.

In the Treasury market, the Federal Reserve Board (the Fed) ended its string of 17 consecutive interest rate hikes by remaining on hold in both August and September. After rising steadily, 10-year yields reversed course in late June after the FOMC statement emphasized that further interest rate hikes would be data-dependent and not necessarily a foregone conclusion. Credit spreads, as measured by the S&P indexes, widened marginally during the period. While recent growth indicators paint the picture of a slowing economy, default rates remain low and companies continue to generate strong free cash flow.

The U.S. dollar finished the period roughly unchanged versus the Japanese yen, but weaker versus the Euro and British pound. Interest rate differentials appear to be moving against the dollar, and investors are starting to focus on the outsized current account deficit. Oil prices enjoyed a roller-coaster ride, retreating sharply after July highs to finish lower for the period. Rising stockpiles combined with softer economic growth statistics prompted investors to reduce their positions.

Our equity long/short managers collectively generated positive performance during the period. Divergence among managers was relatively high with those who reduced gross and net exposures during the market turbulence generally underperforming, unable to participate in the subsequent rebound. Our managers with international exposure generally finished higher during the period, overcoming the rough two-month stretch starting in mid-May. However, exposure to the Japanese market detracted from performance given its violent intra-month moves, which proved difficult to navigate.

Under the directional category, macro managers collectively produced positive returns during the period, mainly due to a strong April. One of our managers generated significant profits in April through short exposure to German Bunds and long exposure to base metals. While emerging market exposure hurt many global macro managers in May and June, our managers had few positions in those regions. Currencies continued to provide a source of frustration due to their range-bound action. Managed futures exposure marginally detracted from the Fund's performance during the period. Short positions in global fixed income generated losses as yields declined during the latter half of the period on global growth concerns. Exposure to currencies and energy, especially natural gas, also proved troublesome for long-term trend followers.

Event-driven strategies -- broadly consisting of high yield and distressed, corporate restructurings, reorganizations, spin-offs, special situations, and capital structure arbitrage -- generated solid profits during the period. Merger arbitrage continued to produce positive returns amidst the vibrant deal environment. Furthermore, savvy managers have

* The HFRI Fund of Funds Composite Index replaces the Fund's previous benchmark, the S&P Hedge Fund Index, which was discontinued as of June 30, 2006.


4      BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006
been able to correctly anticipate potential merger candidates and subsequently receive elevated bids from private equity firms. In addition, some of our managers reaped gains from exposure to selected credits.

Convertible arbitrage managers continued their recent solid performance and generated positive returns in every month during the period. As equity volatility spiked several times during the two-month stretch beginning in mid-May, managers captured significant gamma trading profits and benefited from the widespread richening of the market.

Our multi-strategy exposure provided gains during the period. The manager extracted profits from several equity relative value and event-driven opportunities in Europe and the emerging markets. The manager's volatility arbitrage strategy, which encompasses convertible arbitrage, statistical arbitrage and reinsurance, also generated positive performance.

Fixed income arbitrage produced steady, albeit slight, positive returns during the period. One of our managers proved adept at trading bonds in Mexico, Brazil and Iceland. Another manager reaped gains primarily by trading commercial mortgage-backed and asset-backed securities versus duration-matched swaps. It should be noted that the yield curve (10-year minus two-year) remained inverted, signaling a slowdown, or even a recession, according to some market observers.

Our equity market neutral manager generated strong returns during the period. The manager's statistical arbitrage program produced positive returns in each of the geographic zones in which it trades: the United States, the United Kingdom and Europe, and Asia. Gains came from all sectors, with the financials, communications and technology sectors particularly profitable.

What changes were made to the portfolio during the period?

The portfolio's assets under management grew from $41.8 million at March 31, 2006, to approximately $54 million at September 30, 2006. During the period, we increased our exposure to macro and commodity-trading advisor managers as we feel that their opportunity sets have now improved with the Fed holding interest rates steady in the near term. We also added to our equity long/short allocation, specifically targeting those managers with a global focus. We remained underweight in fixed income arbitrage due to the inverted yield curve, muted volatility and tight spread product.

At September 30, 2006, the Fund was comprised of 40 underlying managers and its market exposure was broken down as follows: Equity opportunistic, 37.9%; directional, 29.7%; event-driven, 13.8%; convertible arbitrage, 5.7%; multi-strategy, 5.6%; fixed income, 3.2%; equity neutral, 2.5%; and other, 1.6%.

How would you characterize the Fund's position at the close of the period?

In the United States, we are cognizant of the fact that we are in the latter stages of an economic cycle and as such, we attempt to invest with domestic equity long/short managers that can successfully navigate through more difficult market environments. We have increased exposure to global-oriented managers because we feel that secular profit opportunities exist in Europe, Japan and the rest of Asia. Furthermore, we feel that our macro and commodity-trading advisor managers are well-positioned to generate profits in an environment in which the Fed remains on hold. We are less positive on the outlook for distressed credit managers as spreads and default rates are at or near cyclical lows, while companies have begun to lever up their balance sheets to the detriment of debtholders.

Fabio Savoldelli
Vice President and Co-Portfolio Manager

Hideaki Yamagishi, CFA
Vice President and Co-Portfolio Manager

October 30, 2006


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006      5

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, and (b) operating expenses, including advisory fees, member services fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                            Expenses Paid
                                                              Beginning                 Ending            During the Period*
                                                            Account Value           Account Value          April 1, 2006 to
                                                            April 1, 2006        September 30, 2006       September 30, 2006
============================================================================================================================
Actual
============================================================================================================================
BlackRock Multi-Strategy Hedge Advantage                        $1,000                  $1,007                  $14.85
============================================================================================================================
Hypothetical (5% annual return before expenses)**
============================================================================================================================
BlackRock Multi-Strategy Hedge Advantage                        $1,000                  $1,010                  $14.87
============================================================================================================================

* Expenses are equal to the annualized expense ratio of 2.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-month period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal month divided by 365.

Average Annual Total Return

                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
One year ended 9/30/06                                +4.61%           +1.48%
--------------------------------------------------------------------------------
Inception (9/01/05)
through 9/30/06                                       +5.21            +2.29
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.

      Past results shown should not be considered a representation of future performance.


6      BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

Schedule of Investments                                        (in U.S. dollars)

Strategy                                   Portfolio Funds                                                      Value
========================================================================================================================
Convertible Arbitrage--5.7%                Aristeia International Ltd.                                       $ 1,159,805
                                           Context Convertible Arbitrage Offshore Ltd.                           907,270
                                           Waterstone Market Neutral Offshore Fund Ltd.                          988,771
                                                                                                             -----------
                                                                                                               3,055,846
========================================================================================================================
Directional--29.7%                         Bridgewater Pure Alpha Fund Ltd.                                    2,993,048
                                           Cornerstone International Value (Offshore) Fund Ltd.                1,532,668
                                           CRG Partners Ltd.                                                   1,444,315
                                           Denali Offshore Partners Ltd.                                       1,371,145
                                           Drawbridge Global Macro Fund Ltd.                                   1,979,771
                                           Graham Global Invest Fund 2 Ltd. Discretin Port 2XL                 1,635,686
                                           Grinham Diversified Fund Ltd.                                       1,665,958
                                           Grossman Currency Fund Ltd.                                         1,572,661
                                           Salem Futures Fund (Offshore) Ltd.                                  1,225,651
                                           Vega Select Opportunities Fund Ltd.                                   636,552
                                                                                                             -----------
                                                                                                              16,057,455
========================================================================================================================
Equity Neutral--2.5%                       Ventus US$ Double Leverage Fund                                     1,329,656
========================================================================================================================
Equity Opportunistic--37.9%                Altairis Offshore Fund Ltd.                                         1,925,179
                                           Cantillon Europe Ltd.                                               1,504,995
                                           GCM Little Arbor Partners (Cayman) Ltd.                             1,064,812
                                           Glenview Capital Partners Ltd.                                      1,758,122
                                           Hayground Cove Overseas Partners Ltd.                               1,772,717
                                           Kinetics Fund Inc.                                                  2,404,805
                                           Martin Currie Absolute Return Funds Ltd.                            2,542,463
                                           Maverick Levered Fund Ltd.                                            604,776
                                           Neon Liberty Emerging Markets Fund Ltd.                             1,533,535
                                           North Sound Legacy International Ltd.                               1,390,747
                                           SR Phoenicia Inc.                                                   1,924,273
                                           Trivium Offshore Fund Ltd.                                          2,039,207
                                                                                                             -----------
                                                                                                              20,465,631
========================================================================================================================
Event Driven--13.8%                        Avenue Europe International Ltd.                                      460,141
                                           Avenue International Ltd .                                            445,310
                                           The Canyon Value Realization Fund (Cayman) Ltd.                       762,585
                                           GoldenTree Credit Opportunities II Ltd.                               949,205
                                           LibertyView Credit Opportunities Fund Ltd.                            779,393
                                           Litespeed Offshore Fund Ltd.                                          789,898
                                           Ore Hill International Fund Ltd.                                      964,937
                                           York European Opportunities Unit Trust                              1,018,033
                                           York Global Value Unit Trust                                          638,861
                                           York Investments Ltd.                                                 669,742
                                                                                                             -----------
                                                                                                               7,478,105
========================================================================================================================


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006      7

Schedule of Investments (concluded)                            (in U.S. dollars)

Strategy                                   Portfolio Funds                                                      Value
========================================================================================================================
Fixed Income--3.2%                         The Drake Absolute Returns Fund Ltd.                              $   738,783
                                           PIMCO Absolute Return Strategy IV Offshore Fund II Ltd.               625,986
                                           Smith Breeden Global Funding Ltd.                                     348,670
                                                                                                             -----------
                                                                                                               1,713,439
========================================================================================================================
Multi-Strategy--5.6%                       HBK Offshore Fund Ltd.                                              3,048,076
========================================================================================================================
Total Investments** (Cost--$50,050,000*)--98.4%                                                               53,148,208

Other Assets Less Liabilities--1.6%                                                                              856,740
                                                                                                             -----------
Net Assets--100.0%                                                                                           $54,004,948
                                                                                                             ===========

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................  $52,655,383
                                                                    ===========
      Gross unrealized appreciation ..............................  $ 2,533,748
      Gross unrealized depreciation ..............................   (2,040,923)
                                                                    -----------
      Net unrealized appreciation ................................  $   492,825
                                                                    ===========

**    Non-income producing securities.

      See Notes to Financial Statements.


8      BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

Statement of Assets and Liabilities

For the Six Months Ended September 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in Portfolio Funds,* at value (identified cost--$50,050,000) .............                     $ 53,148,208
            Cash .................................................................................                        2,767,704
            Reimbursement from adviser ...........................................................                          652,809
            Interest receivable ..................................................................                            8,991
            Prepaid expenses and other assets ....................................................                           26,999
                                                                                                                       ------------
            Total assets .........................................................................                       56,604,711
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Investment adviser ................................................................    $    623,696
               Service agents ....................................................................         103,976          727,672
                                                                                                      ------------
            Redemptions payable ..................................................................                          746,900
            Subscriptions received in advance ....................................................                          764,590
            Accrued expenses and other liabilities ...............................................                          360,601
                                                                                                                       ------------
            Total liabilities ....................................................................                        2,599,763
                                                                                                                       ------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ...........................................................................                     $ 54,004,948
                                                                                                                       ============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Shares, $.01 par value, unlimited number of shares authorized ........................                     $    511,195
            Paid-in capital in excess of par .....................................................                       51,240,448
            Unrealized appreciation on investments--net ..........................................    $  3,098,208
            Realized gain on investments--net ....................................................          67,025
            Accumulated investment loss--net .....................................................        (911,928)
                                                                                                      ------------
            Total accumulated earnings--net ......................................................                        2,253,305
                                                                                                                       ============
            Net Assets ...........................................................................                     $ 54,004,948
                                                                                                                       ============
            Shares outstanding ...................................................................                       51,119,466
                                                                                                                       ============
            Net asset value per share ............................................................                     $     1.0564
                                                                                                                       ============

*     Non-income producing securities.

      See Notes to Financial Statements.


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006      9

Statement of Operations

For the Six Months Ended September 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest .............................................................................                     $     52,498
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .............................................................    $    367,899
            Offering costs .......................................................................         218,790
            Accounting and administration services ...............................................         132,316
            Professional fees ....................................................................          76,250
            Service agent fees ...................................................................          61,334
            Printing and shareholder reports .....................................................          33,073
            Trustees' fees and expenses ..........................................................          17,000
            Custodian fees .......................................................................           3,600
            Other ................................................................................           9,262
                                                                                                      ------------
            Total expenses .......................................................................                          919,524
                                                                                                                       ------------
            Less expense waivers .................................................................                         (196,291)
                                                                                                                       ------------
            Net expenses .........................................................................                          723,233
                                                                                                                       ------------
            Investment loss--net .................................................................                         (670,735)
                                                                                                                       ------------
===================================================================================================================================
Unrealized/Realized Gain
-----------------------------------------------------------------------------------------------------------------------------------
            Change in unrealized appreciation on investments--net ................................                          948,819
            Realized gain on investments--net ....................................................                           67,025
                                                                                                                       ------------
            Total unrealized/realized gain--net ..................................................                        1,015,844
                                                                                                                       ------------
            Net Increase in Net Assets Resulting from Operations .................................                     $    345,109
                                                                                                                       ============

      See Notes to Financial Statements.


10     BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

Statements of Changes in Net Assets

                                                                                                      For the Six    For the Period
                                                                                                      Months Ended   Sept. 1, 2005+
                                                                                                      September 30,    to March 31,
Increase in Net Assets                                                                                    2006             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss--net .................................................................    $   (670,735)    $   (457,485)
            Change in unrealized appreciation on investments--net ................................         948,819        2,149,389
            Realized gain on investments--net ....................................................          67,025               --
                                                                                                      -----------------------------
            Net increase in net assets resulting from operations .................................         345,109        1,691,904
                                                                                                      -----------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from issuance of shares .....................................................      13,328,613       40,045,016
            Fair value of shares tendered ........................................................      (1,427,652)         (78,042)
                                                                                                      -----------------------------
            Net increase in net assets derived from capital transactions .........................      11,900,961       39,966,974
                                                                                                      -----------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets .........................................................      12,246,070       41,658,878
            Beginning of period ..................................................................      41,758,878          100,000
                                                                                                      -----------------------------
            End of period* .......................................................................    $ 54,004,948     $ 41,758,878
                                                                                                      =============================
             * Accumulated investment loss--net ..................................................    $   (911,928)    $   (241,193)
                                                                                                      =============================

      See Notes to Financial Statements.


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006     11

Statement of Cash Flows

For the Six Months Ended September 30, 2006
===================================================================================================================================
Cash Used for Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations ................................................      $    345,109
                                                                                                                       ------------
            Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities to net cash provided by operating activities:
              Decrease in investments paid in advance ...........................................................         3,300,000
              Decrease in receivables and other assets ..........................................................            13,291
              Increase in other liabilities .....................................................................           411,324
              Change in unrealized gain on investments--net .....................................................          (948,819)
              Realized gain on investments--net .................................................................           (67,025)
            Purchases of long-term securities ...................................................................       (13,100,000)
            Sales of long-term securities .......................................................................         1,217,025
                                                                                                                       ------------
            Net cash used for operating activities ..............................................................        (8,829,095)
                                                                                                                       ------------
===================================================================================================================================
Cash Provided by Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Cash receipts from issuance of Shares (including subscriptions received in advance of $764,590) .....        11,809,209
            Cash payments for redemptions of Shares .............................................................          (758,794)
                                                                                                                       ------------
            Net cash provided by financing activities ...........................................................        11,050,415
                                                                                                                       ------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in cash ................................................................................         2,221,320
            Cash at beginning of period .........................................................................           546,384
                                                                                                                       ------------
            Cash at end of period ...............................................................................      $  2,767,704
                                                                                                                       ============

      See Notes to Financial Statements.


12     BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

Financial Highlights

                                                                                                  For the Six       For the Period
                                                                                                  Months Ended    September 1, 2005+
The following ratios have been derived from                                                       September 30,       to March 31,
information provided in the financial statements.                                                     2006               2006
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .............................................    $     1.0486       $     1.0000
            Investment loss--net .............................................................          (.0145)            (.0158)
            Unrealized/realized gain on investments--net .....................................           .0223              .0644
                                                                                                  ----------------------------------
            Total from investment operations .................................................           .0078              .0486
                                                                                                  ----------------------------------
            Net asset value, end of period ...................................................    $     1.0564       $     1.0486
                                                                                                  ==================================
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
            Total investment return ..........................................................             .74%@             4.86%@
                                                                                                  ==================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Expenses .........................................................................            3.75%*             5.68%*
                                                                                                  ==================================
            Expenses net of reimbursement ....................................................            2.95%*             3.00%*
                                                                                                  ==================================
            Investment loss--net .............................................................           (2.74%)*           (2.70%)*
                                                                                                  ==================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .........................................    $     54,005       $     41,759
                                                                                                  ==================================
            Portfolio turnover ...............................................................              (3%)                0%
                                                                                                  ==================================

*     Annualized.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006     13

Notes to Financial Statements

1. Significant Accounting Policies:

Multi-Strategy Hedge Advantage (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers one class of shares, which may be sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments in Portfolio Funds -- The Fund values its investments in Portfolio Funds at fair value in accordance with procedures established by the Board of Trustees. The valuations reported by the Portfolio Fund Managers of the Portfolio Funds, upon which the Fund calculates its month-end net asset value and net asset value per Share, may be subject to later adjustment, based upon information reasonably available at that time. The Fund will pay redemption proceeds, as well as calculate management fees, on the basis of net asset valuations determined using the best information available as of the valuation date. In the event a Portfolio Fund subsequently corrects, revises or adjusts a valuation after the Fund has determined a net asset value, the Fund will generally not make any retroactive adjustment to such net asset value, or to any amounts paid based on such net asset value, to reflect a revised valuation.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(c) Security transactions and investment income -- Portfolio Fund transactions are recorded on the effective dates of the transactions. Realized gains and losses on Portfolio Fund transactions are determined on the average cost basis. Interest income is recognized on the accrual basis.

(d) Cash balances -- The Fund maintains cash in the PNC Money Market account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(e) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the prior year, $216,292 had been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to non-deductible expenses. This reclassification had no effect on net assets or net asset values per share.

(f) Offering costs -- Direct costs related to the initial public offering of the Fund's Shares were deferred and were amortized over the 12 month period beginning with the commencement of operations. Offering costs associated with the ongoing sale of the Fund's Shares are expensed as incurred.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, Merrill Lynch and BlackRock, Inc. merged the asset management business of Merrill Lynch Investment Managers, LLC ("MLIM") and BlackRock, Inc. to create a new independent asset management company.

On September 22, 2006, shareholders of the Company approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC ("BlackRock"). The new advisory agreement was effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the Sub-Adviser, for services it provides, a fee equal to 74% of the management fee paid to the Manager.

Prior to December 1, 2005, the Fund had entered into an Investment Advisory Agreement with MLIM. MLIM is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Effective December 1, 2005 and continuing through September 29, 2006, Merrill Lynch Alternative Investments LLC ("MLAI"), an indirect, wholly owned subsidiary of ML & Co., became the advisor of the Fund.

BlackRock is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 1.50% of the average month-end value of the Fund's net assets.


14     BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

The Fund has also entered into a Member Services Agreement with FAM Distributors, Inc. ("FAMD" and the "Service Agent"). FAMD provides or arranges for provision of ongoing investor and account maintenance services. The Fund pays a monthly fee computed at the annual rate of .25% of the Fund's average month-end assets (the "Service Fee"). The Service Fee will be paid to the Service Agent to reimburse it for payments made to broker-dealers and financial advisors that have agreed to provide ongoing investor and account maintenance services to members of the Fund and for ongoing investor servicing activities performed by the Service Agent.

For the six-month period ended September 30, 2006, FAMD received $309,266 in distribution fees on sales of shares in the Fund.

MLAI had agreed to voluntarily cap the total annual expenses of the Fund at .25% per month (3.0% per year) until December 31, 2006.

In connection with the closing, the Company transfer agent will become PFPC, Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc. will become an additional distributor.

Prior to the closing, certain officers and/or directors of the Company were officers and/or directors of MLAI and/or ML & Co.

Commencing September 29, 2006, certain officers and/or directors of the Company are officers and/or directors of BlackRock and/or BlackRock, Inc.

3. Investments:

Purchases of investments, excluding short-term securities, for the six months ended September 30, 2006 were $13,100,000.

Sales of investments for the six months ended September 30, 2006 were $1,217,025.

4. Capital Share Transactions:

An investor purchases Shares in the Fund and the Shares are offered at their net asset value. The minimum initial investment for each investor is $25,000 (net of any distribution fees) and the minimum additional investment is $10,000. An investor's subscription for Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offering. No member or other person holding Shares acquired from a Member will have the right to require the Fund to redeem the Shares. The Fund may from time to time repurchase Shares from Members in accordance with written tenders by Members at those times, in those amounts and on terms and conditions as the Board of Trustees may determine in its sole discretion. The Adviser expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Members quarterly on the last business day of March, June, September and December.

Transactions in capital shares were as follows:

-------------------------------------------------------------------------------
For the Six Months                                                     Dollar
Ended September 30, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares sold .....................................   12,651,019      $13,328,613
Shares tendered .................................   (1,354,311)      (1,427,652)
                                                   ----------------------------
Net increase ....................................   11,296,708      $11,900,961
                                                   ============================

5. Investments in Portfolio Funds:

The following table lists the Fund's investments in Portfolio Funds for the six months ending September 30, 2006, none of which was a related party. The agreements related to investments in Portfolio Funds provide for the compensation in the form of management fees of 1% to 3% (per annum) of net assets and performance incentive fees or allocations of 20% to 25% of net profits earned.

Information about the underlying investments held by the Portfolio Funds is not readily available, so it is unknown whether the Portfolio Funds hold any single investment whereby the Fund's proportionate share exceeds 5% of the Fund's net assets at September 30, 2006.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           Fees
                               % of Fund's                        Net Income      ------------------------      Redemptions
Investments                 Total Fair Value    Fair Value          (Loss)        Management     Incentive       Permitted
---------------------------------------------------------------------------------------------------------------------------
Altairis Offshore                  3.6%        $ 1,925,179       $   53,182          1.5%            20%          Monthly
Aristeia International             2.2           1,159,805           96,813            1             20          Quarterly
Avenue Europe International        0.9             460,141           16,408            2             20          Quarterly
Avenue International               0.9             445,310           18,643            2             20          Quarterly
Bridgewater Pure Alpha Fund I      5.6           2,993,048          (51,024)           2             20           Monthly
CRG Partners                       2.7           1,444,315           12,047            2             20           Monthly


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006     15

Notes to Financial Statements (concluded)

---------------------------------------------------------------------------------------------------------------------------
                                                                                           Fees
                               % of Fund's                        Net Income      ------------------------      Redemptions
Investments                 Total Fair Value    Fair Value          (Loss)        Management     Incentive       Permitted
---------------------------------------------------------------------------------------------------------------------------
Cantillion Europe                  2.8%        $ 1,504,995       $   52,881          1.5%            20%          Monthly
Canyon Value                       1.4             762,585           31,347            1             20          Quarterly
Context Offshore Advantage Fund    1.7             907,270           38,387          1.5             20          Quarterly
Cornerstone International          2.9           1,532,668          (39,100)           1             20           Monthly
Denali Offshore                    2.6           1,371,145          (28,855)           2             25          Quarterly
The Drake Absolute Returns         1.4             738,783           49,826            2             20          Quarterly
Drawbridge Global Macro            3.7           1,979,771           50,258            2             20          Quarterly
GCM Little Arbor Partners          2.0           1,064,812           36,854            2             20          Quarterly
Glenview Capital Partners          3.3           1,758,122           19,623            1             20          Quarterly
Golden Tree Opp II                 1.8             949,205           60,876            2             20         Semi-Annual
Graham Global Investment Fund II    --(a)               --(a)       137,851            3             20           Monthly
Graham Global Investment Fund 2
  Dis Port 2XL                     3.1           1,635,686            1,040            3             20           Monthly
Grinham Diversified                3.1           1,665,958           63,542          1.5             20          Quarterly
Grossman Currency                  3.0           1,572,661          (80,681)           3             25           Monthly
HBK Offshore Fund                  5.7           3,048,076           96,743          1.5             20          Quarterly
Hayground Cove Overseas Partners   3.3           1,772,717           56,832          1.5             20           Monthly
Kinetics Fund                      4.5           2,404,805           24,622         1.25             20          Quarterly
LibertyView Credit Opportunities   1.5             779,393           79,393            1             20           Monthly
Litespeed Offshore                 1.5             789,898           10,180          1.5             20          Quarterly
Martin Currie Absolute Return      4.8           2,542,463         (158,312)         1.5             20           Monthly
Maverick Levered                   1.1             604,776           23,337            1             20          Quarterly
Neon Liberty Emerging Markets      2.9           1,533,535           20,630          1.5             20          Quarterly
North Sound Legacy International   2.6           1,390,747         (146,374)         1.5             20          Quarterly
The Obsidian                        --(a)               --(a)        18,194            1             20          Quarterly
Ore Hill International Fund        1.8             964,937            9,595          1.5             20          Quarterly
PIMCO Absolute Return              1.2             625,986           11,797            2             20          Quarterly
SR Capital Partners                 --(b)               --(b)          (946)         1.5             20          Quarterly
SR Phoenicia                       3.6           1,924,273           82,070            1             20           Monthly
Salem Futures                      2.3           1,225,651          (37,677)           1             20          Quarterly
Smith Breeden                      0.7             348,670           14,835            1             20          Quarterly
Trivium Offshore                   3.8           2,039,207          136,042          1.5             20           Monthly
Vega Select Opportunities          1.2             636,552         (148,523)           2             20           Monthly
Ventus US$                         2.5           1,329,656          244,570            2             20           Monthly
Waterstone Market Neutral          1.9             988,771           75,674            2             20          Quarterly
York European Opportunities        1.9           1,018,033           35,457            2             20          Quarterly
York Global Value                  1.2             638,861            4,707            2             20          Quarterly
York Investment                    1.3             669,742           23,080            2             20          Quarterly
                                 ------------------------------------------
Total                            100.0%        $53,148,208       $1,015,844
                                 ==========================================

(a)   The Partnership fully redeemed from the Portfolio Funds as of July 31,
      2006.

(b)   The Partnership fully redeemed from the Portfolio Funds as of May 31,
      2006.

6. Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over the counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults. No guarantee or representation is made that the investment program will be successful.

7. Subsequent Event:

Throughout the normal course of business on October 1, 2006, there were additional capital contributions of $764,590 to the Fund.


16     BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

Disclosure of Investment Advisory Agreement

Disclosure of Merrill Lynch Alternative Investments LLC Investment Advisory Agreement

The Board of Trustees met in August 2006 to consider approval of the Fund's investment advisory agreement with Merrill Lynch Alternative Investments LLC ("MLAI"), the Fund's investment adviser at that time.

Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent Trustee whose only affiliation with MLAI or other Merrill Lynch affiliates was as a Trustee of the Fund and as a trustee or director of certain other funds advised by MLAI or its affiliates. The Chairman of the Board is an independent Trustee. New Trustee nominees are chosen by a Nominating Committee comprised entirely of independent Trustees. All independent Trustees also are members of the Board's Audit Committee, and the independent Trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent Trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent Trustees' request.

MLAI Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the investment adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the investment adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

The Board noted its view of MLAI and certain affiliates as comprising one of the most experienced global asset management firms and considered the overall services provided by MLAI to be of high quality. The Board also noted its view of MLAI as financially sound and well managed and noted MLAI's affiliation with one of America's largest financial firms. The Board works closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the investment adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the investment advisory agreement, the Board requests and receives materials specifically relating to the investment advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information concerning the Fund's investment performance; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreement and certain other relationships with the Fund; and (e) information provided by the investment adviser concerning investment advisory fees charged to other clients under a similar investment mandate. The Board also considers other matters it deems important to the approval process, such as payments made to the investment adviser or its affiliates in connection with services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the investment adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the invest-ment advisory agreement between the Fund and MLAI (the "MLAI Investment Advisory Agreement") in August 2006, the independent Trustees' and the Board's review included the following:


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006     17

Disclosure of Investment Advisory Agreement (concluded)

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by MLAI, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on MLAI's investment advisory services and the Fund's investment performance. The Board compared Fund performance to the performance of a relevant index. While the Board reviews performance data at least quarterly, consistent with the investment adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. The Board concluded that the Fund's performance was consistent with the Fund's investment objective and its benchmark index. The Board concluded that the nature and quality of the services provided and the Fund's performance supported the continuation of the MLAI Investment Advisory Agreement.

MLAI's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with the investment adviser's senior management responsible for investment operations and the senior management of the investment adviser's fund of hedge funds investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of MLAI's investment staff, its use of technology, and MLAI's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed MLAI's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of Mr. Savoldelli and Mr. Yamagishi, the Fund's portfolio managers at that time. The Board considered the extensive experience of MLAI and its investment staff in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. However, the Board noted that no information on the Fund's actual management fee rate or total expenses was included in the Lipper information and that MLAI had advised the Board that it had no comparable accounts with similar investment mandates. The Board noted that the Fund's contractual management fee rate was slightly lower than the median of contractual management fees charged by comparable funds as classified by Lipper. The Board concluded that the Fund's management fee rate and overall expense ratio were reasonable.

Profitability -- The Board considers the cost of the services provided to the Fund by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and distribution of the Fund and the funds advised by the investment adviser and its affiliates. As part of its analysis, the Board reviewed MLAI's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of MLAI and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent Trustees deliberated in executive session, the entire Board of the Fund, including all of the independent Trustees, approved the renewal of the existing MLAI Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


18     BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the combination of Merrill Lynch's investment advisory business with that of BlackRock, Inc. ("BlackRock") to create a new independent Fund ("New BlackRock") (the "Transaction"), the Fund's Board of Directors considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Fund and BlackRock Advisors, LLC ("BlackRock Advisors"). Prior to September 29, 2006, Merrill Lynch Alternative Investments LLC (the "Previous Investment Adviser") acted as the Fund's investment adviser. The Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 10, 2006.

To assist the Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund was expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of the Board before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Fund Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006     19

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in May 2005, the Board had performed an initial review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Board assessed the nature, quality and scope of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In May 2005, prior to the commencement of operations of the Fund, the Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement in connection with the Board's initial consideration of the agreement. These materials included (a) information concerning the services to be rendered to the Fund by the Previous Investment Adviser and its affiliates and the fees to be paid by the Fund to the Previous Investment Adviser and its affiliates; and (b) information compiled by Lipper on the fee rate of the Fund for advisory and administrative services as compared to a comparable group of funds as classified by Lipper. The Board also discussed with representatives of the Previous Investment Adviser the investment strategies to be used by the Fund.

In their deliberations, the directors considered information received in connection with their initial approval of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in


20     BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006
light of the services to be provided to the Fund, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Previous Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Fund received services as part of the Merrill Lynch complex. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The directors were advised that BlackRock Advisors did not plan to change the Fund's portfolio management team upon the closing of the Transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with their initial review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fee rate for advisory and other services to those of a peer group selected by Lipper. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. The information showed that the Fund had fee rates within the range of fee rates of comparable funds. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimburse-


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006     21

Disclosure of New Investment Advisory Agreement (concluded)

ments, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement is substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under the Previous Investment Advisory Agreement. The directors noted that in conjunction with their initial deliberations concerning the Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was also noted that in conjunction with such initial review of the Previous Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fee rate for advisory and other services to those of a peer group selected by Lipper. The directors concluded that because the rates for advisory fees for the Fund would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


22     BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 24-25, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of BlackRock Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's operations and administration, and the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio under the BlackRock Sub-Advisory Agreement. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the Sub-Advisory Agreement was in the best interests of shareholders.


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006     23

Proxy Results

During the six-month period ended September 30, 2006, BlackRock Multi-Strategy Hedge Advantage's shareholders voted on the following proposals. On August 15, 2006 and August 31, 2006, the meetings were adjourned with respect to Proposals 1 and 3 until September 22, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                               Shares Voted          Shares Voted            Shares Voted
                                                                   For                  Against                 Abstain
-------------------------------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                                24,999,207              655,500                 211,913
-------------------------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                                24,901,207              753,500                 211,913
-------------------------------------------------------------------------------------------------------------------------


24     BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
David O. Beim, Trustee
James T. Flynn, Trustee
W. Carl Kester, Trustee
Karen P. Robards, Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

PFPC Trust Company
8800 Tinicum Boulevard
3rd Floor, Suite 200
Philadelphia, PA 19153

Administrator & Escrow Agent

PFPC, Inc.
Wilmington, DE 19809


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006     25

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Log into your account


26     BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


       BLACKROCK MULTI-STRATEGY HEDGE ADVANTAGE        SEPTEMBER 30, 2006     27

BlackRock Multi-Strategy Hedge Advantage seeks high total return over a full market cycle through investments in hedge funds and other investment vehicles pursuing alternative investment strategies.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 866-878-2987 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Multi-Strategy Hedge Advantage
Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                       #MHA-9/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of September 30, 2006

The BlackRock Fund of Funds Team is responsible for managing the Fund's investments. Howard P. Berkowitz, Anson H. Beard, Christine Jurinich and Edward Rzeszowski are the portfolio managers responsible for investing the Fund's assets. The Fund's portfolio managers will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. Mr. Berkowitz is the head of the team and is responsible for overseeing the management of the Fund's investments. Mr. Beard is responsible for evaluating potential long/short equity Portfolio Fund Managers and monitoring existing Portfolio Fund Managers, Ms. Jurinich is responsible for evaluating potential Portfolio Fund Managers and monitoring existing Portfolio Fund Managers, and Mr. Rzeszowski is responsible for evaluating potential Portfolio Fund Managers and monitoring existing Portfolio Fund Managers with a focus on managed futures, macro funds and statistical arbitrage.

Mr. Berkowitz is a Managing Director of BlackRock, Inc. ("BlackRock") and a member of BlackRock's Management Committee. Mr. Berkowitz has more than 35 years of experience running private investment funds and funds of hedge funds. He joined BlackRock in April 2003 and has been the Fund's portfolio manager since 2006. Prior to joining BlackRock, Mr. Berkowitz was the founder and managing partner of HPB Associates which he initially formed in 1979 as a traditional equity hedge fund. In 1967, Mr. Berkowitz co-founded and managed Steinhardt, Fine, Berkowitz & Co., one of the earliest and most highly successful entrants into the hedge fund industry.

Mr. Beard is a Managing Director of BlackRock and has been a member of the Fund's portfolio management team since 2006. Prior to joining BlackRock in 2004, Mr. Beard was the Founder, Managing Partner, and portfolio manager of Archimedes Capital Partners, LLC, a long/short equity hedge fund. From 1996 to 2000, Mr. Beard was an associate at Tiger Management LLC, focusing on basic industrial equities and commodities.

Ms. Jurinich is a Managing Director of BlackRock and has been a member of the Fund's portfolio management team since 2006. Ms. Jurinich has been a portfolio manager with BlackRock since 2003. Before taking on her current responsibilities in 2003, Ms. Jurinich was a member of the Account Management Group where she was responsible for developing and maintaining relationships with non-U.S. clients and for developing alternative investment products. Prior to joining BlackRock in 2002, Ms. Jurinich was responsible for investor relations and hedge fund research at Victus Capital LLC. From 2000 to 2001, she was responsible for manager research and recommendations relating to relative value managers at Alpha Investment Management LLC. She spent the prior year with Arista Group, where her duties included all aspects of due diligence and performance reporting. Ms. Jurinich began her career in 1993 with Allied Capital Asset Management.

Mr. Rzeszowski joined BlackRock in 2006 as a member of the Fund of Fund's team and became part of the Fund's portfolio management team at that time. Prior to joining BlackRock, Mr. Rzeszowski was a Director with the fund of funds team of MLIM LP. In this role, he was responsible for the selection and analysis of hedge funds with a focus on managed futures, macro funds and statistical arbitrage, and served as senior hedge fund analyst and portfolio manager for the Global Horizons I, L.P. and ML Global Horizons Ltd. Previously, Mr. Rzeszowski was a Senior Quantitative Analyst for the MLIM LP fund of funds team, responsible for risk management of the managed futures product line. He has held various positions in MLIM LP's finance department. His additional previous work experience includes OMR Systems Corporation (a financial investments service company), where he was responsible for the consolidation of managed futures risks.

(a)(2) As of September 30, 2006:

                                                                                      (iii) Number of Other Accounts and
                        (ii) Number of Other Accounts Managed                           Assets for Which Advisory Fee is
                             and Assets by Account Type                                        Performance-Based
                       Other                                                     Other
(i) Name of          Registered        Other Pooled                             Registered         Other Pooled
Portfolio            Investment         Investment            Other             Investment          Investment            Other
Manager              Companies           Vehicles           Accounts            Companies            Vehicles            Accounts
                     ---------                                                  ---------

Howard P
Berkowitz                      1                  21                   3                   0                   7                   3

                  $  126,939,570      $1,405,691,631      $   69,495,465      $            0      $  705,521,165      $  515,364,102
Anson H. Beard                 1                  21                   3                   0                   7                   3

                  $  126,939,570      $1,405,691,631      $   69,495,465      $            0      $  705,521,165      $  515,364,102
Christine
Jurinich                       1                  21                   3                   0                   7                   3

                  $  126,939,570      $1,405,691,631      $   69,495,465      $            0      $  705,521,165      $  515,364,102
Edward
Rzeszowski                     1                  21                   3                   0                   7                   3

                  $  126,939,570      $1,405,691,631      $   69,495,465      $            0      $  705,521,165      $  515,364,102

      (a)(3) As of October 2, 2006:

Portfolio Manager Compensation

      BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

      Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

      Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

      Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

      Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

      Options and Restricted Stock Awards --While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

      Incentive Savings Plans --The PNC Financial Services Group, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan ("ESPP") and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

      Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund of Funds Team, such benchmarks include the S&P Hedge Fund Index and HFRI Fund of Funds Composite Index.

      The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

      (a)(4) Beneficial Ownership of Securities. As of September 30, 2006, none of Messrs. Berkowitz, Beard, Rzeszowski and Ms. Jurinich beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi Strategy Hedge Advantage


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Multi Strategy Hedge Advantage

Date: November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Multi Strategy Hedge Advantage

Date: November 17, 2006


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Multi Strategy Hedge Advantage

Date: November 17, 2006